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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 13, 2002
                                                        ------------------


                          SEACHANGE INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                         0-21393             04-3197974
           --------                         -------             ----------
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


     124 Acton Street, Maynard, MA                                01754
----------------------------------------                     --------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number including area code:       (978) 897-0100
                                                    ------------------------



                          No change since last report
             ------------------------------------------------------
             (Former name or address, if changed since last report)


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Item 9.   Regulation FD Disclosure.

     The following correspondence accompanied today's filing by the Company of its Quarterly Report on Form 10-Q for the quarter ended July 31, 2002:

September 13, 2002

VIA EDGAR
Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549


Ladies and Gentlemen:

In connection with the Quarterly Report on Form 10-Q of SeaChange International, Inc. (the "Company") for the period ended July 31, 2002 as filed on the date hereof and accompanying this certification (the "Report"), each of the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the knowledge of such person:

1. The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed a part of the Report for any purpose, nor shall it be deemed to be filed pursuant to the Securities Exchange Act of 1934, as amended, or to form part of the Company's public disclosure.

/s/William C. Styslinger, III
---------------------------------------
William C. Styslinger, III
President, Chief Executive Officer,
Chairman of the Board and Director


/s/William L. Fiedler
---------------------------------------
William L. Fiedler
Chief Financial Officer, Treasurer,
Secretary and Vice President,
Finance and Administration



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               SEACHANGE INTERNATIONAL, INC.

                               By: /s/ William L. Fiedler
                                  -------------------------------------------
                                  William L. Fiedler
                                  Chief Financial Officer, Treasurer, Secretary and Vice President, Finance and Administration

Dated:  September 13, 2002



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